EXHIBIT 32.1

Section 1350 Certification

In connection with the annual report of STARBOARD RESOURCES, INC. (the “Company”) on Form 10-K for the fiscal year ended December 31, 2014, as filed with the Securities and Exchange Commission on the date hereof (the “Report”), the undersigned Principal Executive Officer and Chief Accounting Officer of the Company certify, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 that:

1)	The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and
2)	The information contained in the Report fairly presents, in all material respects, the financial condition and results of operation of the Company.

/s/ Michael J. Pawelek
Michael J. Pawelek
Principal Executive Officer

/s/ N. Kim Vo
N. Kim Vo
Principal Accounting Officer